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                                     [FLAG]

                                          [THE GABELLI EQUITY TRUST INC. LOGO]



                                                            FIRST-QUARTER REPORT
                                                               MARCH 31, 1999





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                     [THE GABELLI EQUITY TRUST INC. LOGO]

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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Massachusetts     Michigan   Minnesota    Mississippi  Missouri    Montana   Nebraska       Nevada        New Hampshire  New Jersey

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INVESTMENT OBJECTIVE:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                   THIS REPORT IS PRINTED ON RECYCLED PAPER.

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TO OUR SHAREHOLDERS,

[PHOTO]

[THE GABELLI EQUITY TRUST INC. LOGO]

     The first quarter of 1999 was an up, then down, and then up again period for stocks. January's gains eroded in February as a much stronger than expected
U.S. economy sparked inflationary concerns. Bonds declined, ultimately dragging stocks down with them. Then, in March, a favorable employment report coupled with positive comments on inflation from Federal Reserve Chairman Greenspan encouraged investors and, as a result, stocks and bonds rallied.

     The market advance continued to be uneven, strongly favoring large cap stocks over mid caps and small caps, and growth stocks over the value sector across the market capitalization spectrum. Mid cap and small cap indices closed the quarter with losses.

INVESTMENT PERFORMANCE

     For the first quarter ended March 31, 1999, The Gabelli Equity Trust Inc.'s
("Equity Trust") net asset value (NAV) per share increased 3.7% to $11.64, after adjusting for the $0.27 per share distribution on March 29, 1999. This compares to the Value Line Composite Index's decline of 3.7%, the Russell 2000 Index's decline of 5.4% and the Standard & Poor's 500 Index (S&P 500) increase of 5.0% over the same period. Each is an unmanaged indicator of stock market performance. For the twelve months concluded March 31, 1999, the Equity Trust appreciated 2.2% after adjusting for the $1.185 per share in distributions, versus decreases of 16.3% for the Russell 2000 and 8.7% for the Value Line
Composite and a gain of 18.5% for the S&P 500.

     For the five year period ended March 31, 1999, the Equity Trust's return averaged 15.1% annually, compared to average annual returns of 17.0%, 11.2% and 26.2% for the Value Line Composite, Russell 2000 and S&P 500. Total return includes adjustments of $7.76 per share for the reinvestment of dividends and distributions, rights offerings and the spin-off of the Gabelli Global
Multimedia Trust.

     For the ten years ended March 31, 1999, the Equity Trust achieved a total return of 217.4%, including adjustments of $13.51 per share in distributions, which equates to an average annual return of 12.2%. This compares to 13.0%, 11.5% and 19.0% average annual returns over the same time period for the Value
Line Composite, Russell 2000 and S&P 500.


                    AVERAGE ANNUAL RETURNS - MARCH 31, 1999

                                                    NAV Average         Average Annual
                                                    Annual Return    Investment Return (a)
                                                    -------------    ---------------------
  1 Year..........................................     2.2%                 6.7%
  5 Year..........................................    15.1%                13.1%
  10 Year.........................................    12.2%                15.7%
  Life of Fund (August 21, 1986) .................    14.1%                13.7%

  (a) Based on initial offering price of $10.00


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
     Since its inception on August 21, 1986 through March 31, 1999, the Equity Trust has had a total return of 430.2%, including adjustments of $15.39 per share in distributions, which equates to an average annual return of 14.1%.

     The Equity Trust's common shares ended the quarter at $11.875 per share on the New York Stock Exchange, an increase of 5.0% for the quarter. For the twelve months ended March 31, 1999, the common shares are up 6.7%, after adjusting for all distributions.

     Our long-term performance goal is to grow our net asset value by a real rate of return of 10% per year. In addition, our goal is to have the publicly traded market price track the net asset value.

THE GABELLI EQUITY TRUST INC. ANNOUNCES PROPOSED SPIN-OFF

OF THE GABELLI UTILITY FUND

     We recently notified you of the proposed spin-off of a new Gabelli Utility Fund from the Equity Trust. Equity Trust shareholders will vote on the proposed transaction on May 17, 1999. Please note that the proposed spin-off does not affect the Equity Trust's 10% Annual Distribution Policy. The Equity Trust will continue to pay out $0.27 per share in each of the first three quarters of the year with an adjusting distribution in the fourth quarter of a sufficient amount to pay 10% of the average net asset value of the Fund.

     A proxy/registration statement describing the proposed spin-off in more detail has been delivered to all shareholders.

PREFERRED STOCK - AN INVESTMENT FOR THE FUTURE

     On June 9, 1998, the Equity Trust successfully completed its offering of 7.25% tax advantaged cumulative preferred stock which was rated 'aaa' by Moody's Investors Service, Inc. Shareholder response has been positive and we appreciate the efforts of Salomon Smith Barney Inc., Gabelli & Company, Inc., PaineWebber Incorporated and Prudential Securities Incorporated, the underwriters, and wish to thank and welcome all those investors who participated.

     The Equity Trust issued 5,400,000 Preferred Shares at $25 per share ($135 million) with an annual dividend rate of $1.8125 per share paying quarterly starting in September 1998. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GAB Pr". Consistent with our conservative approach, the Equity Trust issued the Preferred Shares in a cost effective manner at less than $0.045 per share.

     How would Preferred Shares benefit Common Shareholders? The Equity Trust has earned a 13.5% average annual return from inception on August 21, 1986 through December 31, 1998. The Preferred Shares were issued with a dividend rate of 7.25%. Any return earned in excess of the stated dividend rate would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholder in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our long-term investment objectives, the Preferred Share issuance offers what we believe is a method of

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potentially adding wealth for our Common Shareholders. With the completion of the preferred offerings, the Adviser will not earn the management fee on the incremental assets during any year in which the net asset value total return on the Equity Trust does not exceed the stated dividend rate on the Preferred Shares.

     Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders would not be required to the extent they would be if the Preferred Shares were not outstanding. Long-term capital gains are passed through to shareholders.

     In 1998, 94.49% of the common and preferred distributions was classified as long-term capital gains, taxable at a maximum rate of 20%. As a result, the Ordinary Income equivalent yield on the preferred stock, for a shareholder in the 31% tax bracket, was 8.34%

WHAT WE DO

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 12 years at The Gabelli Equity Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

[GRAPHIC]

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.


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COMMENTARY

THE ECONOMY AND THE MARKET--A REVERSAL OF FORTUNES?

     In 1998, the drivers of the market were declining interest rates and continued liquidity as opposed to corporate earnings. For the year, S&P 500 earnings rose a modest 2.0% and if calculated on a non-weighted basis, earnings were flat. However, the 30-year Treasury bond yield dropped nearly a full percentage point from its March 1998 high, resulting in a significant expansion of equities' price/earnings multiples and a 28.7% annual gain for the S&P 500.

     We are faced with a mirror image situation today. We believe S&P earnings can grow in the 8.0% to 10.0% range, a terrific showing compared to 1998. If interest rates hold relatively steady near current levels, the S&P 500's current lofty price/earnings multiple could be sustained and the market could advance in line with earnings gains. The less optimistic picture would be rising inflation, materially higher interest rates, rapidly contracting equity multiples and a meaningful correction in the S&P 500. At this stage, we think either scenario is plausible and will leave market forecasting to the Wall Street gurus.

AMERICAN CONSUMERS: WILL THE ENGINE OF GLOBAL ECONOMIC GROWTH CONTINUE STEAMING ALONG?

     In our September 30, 1998 report, we pondered the impact of our "Four M's" (Market, McGwire, Monica and Meriwether) on the American consumer. Would the American consumer stop spending because of global economic turmoil, accentuated in the U.S. and global capital markets by John Meriwether (the head of ill-fated Long Term Capital Management), and the domestic political crisis spawned by President Clinton's relationship with Monica Lewinsky? Or, would the consumer be buoyed by rising capital markets resulting from a strong domestic economy along with the heroics of baseball slugger Mark McGwire and continue to help sustain economic momentum here and overseas. We favored the latter conclusion. In retrospect, the American consumer continued to be the engine driving global economic growth.

     Today, we still ask the same question. Will the American consumer continue to carry the rest of the world, or will the consumer eventually run low on confidence and/or the resources required to nourish the global economy? Put another way, can the U.S. continue to run enormous balance of payment deficits that provide hope and sustenance for the other economies of the world as they attempt to emerge from their economic malaise?

REFLATION VERSUS DEFLATION

     Another critical economic and market question is whether domestic inflation will continue to be subdued. Thus far, deflationary pressures from abroad have kept inflation in check at home. A question to keep in mind though is how long will the "price dumping" of exports from Asian and Latin American nations continue? Oil has already spiked up. Asian and European economies are in the process of being reflated--the Japanese are essentially giving money away in an attempt to revive their moribund economy while Euroland is cutting interest rates in order to accelerate economic momentum. We also wonder how much longer productivity gains will continue to offset rising wages in fully employed America. We have our fingers crossed, but suspect that at some point, inflation may once again raise its ugly head and create a headwind for the American financial markets.

     We remain focused on values and individual investment opportunities. If one looks exclusively at the S&P 500, which is trading at more than 30 times trailing earnings, stocks would have to be characterized as richly valued. But in reality, the S&P 500 is a narrow gauge of the market, with the largest 25 component stocks having an enormous influence on the performance of the index. The same can be said about the Nasdaq Composite Index, which is driven by a relative handful of large technology stocks. However, there are many cheap stocks available, as reflected in the much more reasonable valuations of broader market indices. It is anyone's guess as to when the investing public will stop chasing the high priced market favorites and begin gravitating toward more realistically priced stocks. Nonetheless, we note that corporate buyers are out in force, searching for business bargains. As we have repeatedly stated over the past several years, quality companies trading at low valuations--the type of stocks we favor--should continue to attract corporate bargain hunters and provide a tailwind for our portfolio.


                           FLOW OF FUNDS ($ Billions)

Sources                                                  1993     1994     1995      1996     1997     1998
-------                                                  ----     ----     ----      ----     ----     ----
U.S. Deals                                              $ 234   $  340   $  511   $  652    $  919   $1,620
Stock Buybacks                                             37       46       99      176       181      207
Equity Mutual Funds (Net)                                 130      119      128      222       232      159
Dividends                                                 158      182      205      262       275      279
                                                        -----   ------   ------   ------    ------   ------
TOTAL SOURCES:                                            558      688      943    1,312     1,607    2,265
                                                        -----   ------   ------   ------    ------   ------

Uses
----
IPOs                                                      103       62       82      115       118      108
U.S./International Equity Capital Flow
  U.S. Purchases of Non-U.S. Equities (net)                63       48       50        60       41      (25)
  International Purchases of U.S. Equities (net)           21        1       17        11       64      (22)
                                                        -----   ------   ------   ------    ------   ------

   Net Flow:                                               43       47       34       49       (23)      (3)
                                                        -----   ------   ------   ------    ------   ------

TOTAL USES:                                               146      109      116      164        95      105
                                                        -----   ------   ------   ------    ------   ------

NET FLOW OF FUNDS:                                      $ 413   $  579   $  827   $1,148    $1,513   $2,160
                                                        =====   ======   ======   ======    ======   ======

Sources:  Securities Data Corp, Investment Company Institute, Birinyi
Associates.
(C) 1999 Gabelli Asset Management Inc.

A FLY (OR A FLYSPECK) IN THE MERGER AND ACQUISITION OINTMENT?

     The accounting profession is once again meddling with the "deal" world. The pencil pushers have decided to take a hard look at "pooling of interest" accounting that minimizes the consequences on reported earnings of many corporate mergers by essentially allowing companies to merge at book value, thus eliminating goodwill charges. We suspect the rules will be changed within the next several years. In the short term, a change will likely ignite deal fervor. In the long run, we doubt it will restrain merger and acquisition activity for long, if at all. We recall that in the late 1960s and early 1970s, changes in the accounting standards for amortizing goodwill had a negative impact on reported net earnings for merging companies. In fact, that is what inspired us to begin focusing on

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EBITDA ("earnings before interest, taxes, depreciation and amortization")
instead of net earnings in valuing stocks. By the time the accounting rules changes were on the books, the investment bankers and financial engineers had figured out how to thwart the new rules and deals continued to be transacted.

     We think the same thing will happen this time. By the time the accountants develop new rules for pooling of interest in mergers, smart money will have figured out how to circumvent the new rules and structure deals so that they still make economic sense. In fact, we may see mergers and acquisitions accelerate as companies scramble to get deals done before the rules change.

REST IN PEACE

     During the first quarter, we bid a sad (tongue firmly planted in cheek) farewell to Aeroquip-Vickers, which will be passed on to Eaton Corp., and AirTouch Communications, which succumbed to a premium bid from Vodafone. We also mourn the impending demise of Frontier Corp. to Global Crossing and MediaOne to AT&T. Amongst our foreign friends, Olivetti is preparing the last rites as an independent company for Telecom Italia. We will miss these portfolio friends, but are comforted by their generous bequests to portfolio performance this quarter.

     A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions contributes significantly to the solid performance of the Equity Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.


                       FIRST QUARTER 1999 COMPLETED DEALS

                                     NUMBER        AVERAGE COST      CLOSING
FUND HOLDING                     OF SHARES (a)     PER SHARE (b)    PRICE (c)        CLOSING DATE   %RETURN (d)
------------                     -------------     --------------   ---------        ------------   -----------
Tele-Communications Inc., Cl.A      265,000          10.01           67.88             3/10/99        578.34
TCI Ventures Group                  361,970           5.99           28.00             3/10/99        367.52
TCI/Liberty Media Group              36,000          32.68           54.44             3/10/99         66.60
BC Telecom Inc.                      87,000          17.94           26.48             2/1/99          47.58
British Petroleum Co.                85,000          23.21           90.75             1/4/99         291.06

(a) Number of shares held by the Fund on the final day of trading for the issuer.

(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.

(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.

(d) Represents average estimated return based on average cost per share and closing price per share.

Note:  See the Portfolio of Investments for a complete listing of holdings.

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     Going forward, we expect accelerating deal activity from large companies using high price/earnings multiple stock as currency to buy smaller companies with much lower P/Es. This is accounting magic. If your stock is trading at 30 times earnings, you can pay a 100% premium for a smaller company trading at 10 times earnings and the transaction will still be accretive to earnings. This is before factoring in any potential cost savings from combining the two companies' operations. This price/earnings multiple arbitrage will be a deal too good for many savvy business buyers to pass up.

FIRST QUARTER SCORECARD

     In addition to the aforementioned "Rest in Peace" companies, our big hits this quarter include Liberty Media Group, the former Tele-Communication Inc.'s ("TCI") cable programming subsidiary, now trading as a tracking stock of AT&T. Former TCI Chairman John Malone has been given free reign to put Liberty Media's $5.5 billion in cash to work, doing what he has always done best, investing in media companies. Our cable television ("CATV") holdings, Cablevision Systems, Comcast and Time Warner also contributed handsomely to returns. Additionally, we received a performance boost from the recovery in our Latin American telecommunications and media investments, most notably Telecomunicacoes Brasileiras, Telefonos de Mexico and Grupo Televisa.

     Commodity oriented holdings such as Archer-Daniels-Midland; capital goods investments such as Gerber Scientific; aerospace component suppliers such as AMETEK and SPS Technologies; and energy positions such as PennzEnergy must be scored as portfolio errors this quarter. Funeral home and cemetery owner/operator Loewen Group, which turned down an attractive takeover offer from Service Corp. International two years ago and embarked on an ill-advised acquisition rampage, deserves Hall of Shame recognition for burying more investors than clients this quarter.

TUNING IN TO CABLE VALUES

     As aforementioned, our cable television holdings continued to contribute to portfolio returns. A flurry of smaller private acquisitions in the CATV industry, Adelphia's purchase of Century Communications and AT&T's bid for MediaOne, have resulted in the average transactional value of a cable subscriber (as measured by acquisition price) jumping from $2,500 to nearly $4,000 in the last year.

     Are these values economically justifiable? If you believe, as we do, that cable television will become the dominant Internet transmission pipeline and the most effective way for long distance telephone giants to enter the local telephone business, then today's cable values may look cheap compared to tomorrow's. An examination of AT&T's recent agreement with Time Warner provides an illustration. AT&T has agreed to pay Time Warner $1.50 per cable subscriber/per month for exclusive access to its cable network this year. Over the next five years, this price escalates to $6.00 per cable subscriber/per month. Theoretically, this adds $12 billion of economic value to Time Warner's cable television business five years hence! Despite the strong gains of recent years, if you plug these types of numbers into other large cable holdings such as Cablevision Systems and Comcast, these operators look dirt cheap at today's prices. We are not suggesting that AT&T will strike similar deals with these companies. However, AT&T is not the only company in the world seeking access to the cable television pipeline.

THE INTERNET--A REALITY THAT IS CHANGING OUR WORLD

     As the Internet becomes more firmly entrenched in our everyday lives, we would like to share with you a sampling of past technological advances that contributed to improved quality of life and productivity.

        INVENTION                       DATE               INVENTOR
        ---------                       ----               --------
        Internal Combustion Engine      1860               Jean Joseph Etienne Lenoir
        Stock Ticker                    1869               Thomas Edison
        Telephone                       1876               Alexander Graham Bell
        Incandescent Electric Lamp      1879               Thomas Edison
        Electric Motor                  1881               Thomas Edison
        Radio                           1895               Guglielmo Marconi
        Talking Motion Picture          1913               Thomas Edison
        Television                      1926               Philo Farnsworth
        Nylon                           1935               DuPont and Co.
        Internet                        1969               BBN Corp.

     Internet stocks have dominated the business and consumer headlines. There are two widely divergent schools of thought on Internet stocks. The bulls, led by a whole new category of investors (aggressive on-line day traders), seem to believe that even the most optimistic projections fall well short of accurately reflecting the true growth potential of Internet companies. Their approach seems to be one of discounting valuations because no price is too high to pay for a stock with a "dot.com" at the end of its name. Stodgy investment traditionalists, who were brought up believing that stock prices should have some rational relationship to current as well as future value, are, of course, appalled at the notion that any young company in even the most explosive growth industry should trade at 100 times revenues.

     We fall somewhere in between. We think some of the current Internet stars (and perhaps a few "garage stage" companies we do not even know about), will go on to become giant, highly profitable companies. At some point down the road, we may look back and realize that a few Internet companies would have been bargains at 200 times revenues. Unfortunately, we do not know which Internet companies will end up in the S&P 500 and which will end up on the market trash heap.

     So, we will continue to pass on the richly priced pure Internet plays. But, we hope to continue to profit from reasonably valued companies that can benefit from the growth of the Internet. In recent years, we have reaped tremendous gains from cable television stocks, which as we anticipated, have become legitimate Internet players. More recently, we added Reader's Digest to the portfolio--remember the company that publishes the wholesome little magazine your grandparents and parents loved. Reader's Digest as an Internet company? We will see. The company has aggressive new management, which has shed money losing and marginally profitable businesses. Management also has a new business plan to capitalize on its data bank of 140 million names concentrated in the 50 year old and over demographic, which controls 70% of America's net worth. Reader's Digest will be on the Internet, selling home improvement, health care, financial and religious products--the kind of products in demand by its customer base. Over the next five years, the company's goal is to increase revenues from $2.8 billion to $5.0 billion, and profits from $100 million to $500 million. We think new Chairman and CEO Thomas Ryder, an

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

American Express veteran who knows a few things about leveraging sales to an existing customer base, may be able to meet these goals.

     Another favorite is Navistar, which has a 38% share of the medium sized trucking market. If e-commerce lives up to growth expectations, the demand for medium sized trucks to deliver smaller packages over a wider distribution network should increase. Navistar's balance sheet is now more stable, and over the last two years, earnings have exceeded consensus estimates. If e-commerce helps improve demand in the medium sized truck market that Navistar dominates, earnings may continue to surprise on the upside. There is also some potential takeover speculation with Sweden's Volvo reportedly on the prowl for an acquisition in the trucking industry.

INTERNATIONAL SEGMENT

     A portion of the Equity Trust's portfolio continues to be managed by Caesar Bryan. Caesar also manages the Gabelli International Growth Fund and is a co-manager of the newly launched Gabelli Global Opportunity Fund. Below are Caesar's thoughts on international markets and global economies:

     On January 1, 1999, the Euro was born. How is it doing three months after its introduction? The answer is fine. Technically, the launch was a success, but the Euro skeptics have had the pleasure of watching the Euro slide against the dollar since the beginning of the year from a high of $1.18 to nearly $1.07 by the end of March. For reference, the Euro's current exchange rate is only slightly lower than where it was trading, on a theoretical basis, last spring. The skeptics claim this is the result of the markets' lack of confidence in the Euro. This is arguably not the case.

     We believe the weakness of the Euro probably reflects economic fundamentals although the currency has had to contend with the resignation of the entire European Commission and the conflict in Yugoslavia. European growth, which has been sluggish, has necessitated interest rate cuts, while the U.S. economy has powered ahead helped by a strong stock market. Indeed, looking ahead, the Euro could easily recover as the European economy strengthens relative to the U.S. The fundamentals of the Euro remain sound. Inflation is negligible at 1.0% and Euroland had a current account surplus of roughly $100 billion in 1998, or about 1.5% of Gross Domestic Product ("GDP"). By contrast, the U.S. is running a large current account deficit.

     A major success is that the Euro has adopted the interest rate structure of its strongest currency, the Deutschemark, as opposed to a weighted average of all the currencies in the system. This has benefited high interest rate countries such as Italy and Spain. A better measure of the Euro's success will be whether its introduction will encourage a more efficient, more liquid capital market in Europe and whether corporate restructuring and cost savings can be achieved across national borders. The early signs on both of these measures are reasonably encouraging.

     We believe the free movement of capital will be a major catalyst for reform in Europe. This should result in a shift of power from the politicians to the market, or if you prefer, the consumer. And how ironic that this is happening after most of Europe has recently elected left of center governments. Take Germany as an example.

The new S.P.D. government announced a series of tax increases to be paid by the insurance industry. Allianz, the giant German insurance company, reacted by threatening to move from Germany. Now the government appears to be backing down. Government interventionism was dealt a further blow when Oskar Lafontaine resigned as German Finance Minister. The more he badgered the European Central Bank ("ECB") to lower rates, the more the ECB refused to budge. Sure enough, once he was gone, Chairman Duisenberg and his colleagues lowered rates by 50 basis points, to 2.5%, a larger cut than had been expected.

     We expect M&A transactions will remain strong in industries currently experiencing robust activity such as health care and financial services. This indeed has occurred. Two portfolio holdings, Astra and Zeneca, have merged and Glaxo Wellcome continues to scour the dance floor for a partner. We have holdings in all of these companies as well as in the two large Swiss pharmaceutical companies, Novartis and Roche Holdings.

     In financial services, the consolidation process continues with France and Italy currently taking center stage. One of our large international holdings, Banca Commerciale Italiana, is currently being wooed by a variety of Italian suitors. We continue to believe that European asset managers remain attractive investments and we still hold Skandia in Sweden, Schroders in the U.K. and Safra Republic Holdings in Switzerland.

     The power of the market and the competition for capital should speed the pace of reform on both a macro and micro level. National governments will likely set aside ideological baggage and undertake meaningful tax harmonization and labor reform. Also, institutional reform is required in areas such as the hostile takeovers of public companies. The Telecom Italia saga and the LVMH bid for Gucci have highlighted the problem. In the latter case, Dutch law allows a target company to issue as many shares as necessary to dilute the acquirer.

     In a more competitive environment, European companies will have to continue in their efforts to improve returns and to better communicate objectives to investors in order to attract capital. European companies' return on equity ("ROE"), one corporate measure of performance, continues to lag significantly behind U.S. corporations. This varies by country but, for example, the average ROE in Germany is significantly less than that of the S&P 500. Can this gap be closed? If it can, we believe Europe will remain an attractive location to invest.

     These trends are coinciding with a major shift among savers from bonds to equities. Europeans are investing nearly $4 billion per month in equity funds. While this is well down from the inflows seen last spring, it is far greater than the average of $1 billion per month prior to 1997.

     So far this year, European equity markets have lagged both Japan and the emerging markets, which have rallied sharply from depressed levels.

     Japan has experienced six significant rallies since the market peaked in 1989. Each one has stalled after a few months. Is this one any different? Maybe. Two things have changed. First, a massive bank bailout has been implemented which will help end the credit crunch. Second, companies have now recognized that restructuring is necessary for survival. No longer can employees be sent to majority owned subsidiaries and capacity be increased on an uneconomic basis. But there is still a long way to go. In the late 1980s era of free capital in Japan, capital investment as a percent of the economy peaked at well over 20%. It is now at 14% during the third year of economic contraction and still 2% above the U.S. level.

     The market is rewarding companies that announce restructuring plans, which totaled 130 in March alone. The difficulty will be in implementing these plans.

     The Japanese government, led by Mr. Obouchi, is now encouraging companies to be more efficient and reduce capacity. This has caused fear among consumers who have reacted by spending even less. The numbers are startling. Wages are falling at an annual rate of 4.0%, retail sales declined by 4.3% and industrial production has fallen by 7.0% in the past year. Consumer weakness has prompted the government to increase spending which has sent government debt levels soaring.

     Therefore, the investment case for Japan is probably not based on an economic upturn in the short term but rather on a more bottom up analysis of corporate restructuring. Indeed, if companies are successful in becoming more efficient, unemployment will probably rise further in the short term. Therefore, it is a case of short term pain for long term gain. Actually, an upturn in the economy could result in company managements collectively wiping their brow and reverting to business as usual.

     The Equity Trust's international portion remains heavily weighted in the European market and its largest holdings are concentrated in the health care, telecommunications, media and consumer non-durable sectors. Richemont, one of our largest international holdings, is an example of an investment that meets most of our criteria. We believe Richemont has attractive assets and the management has made value-enhancing moves over the past two years. First, they swapped their pay television assets for a 15% stake in Canal +, Europe's largest pay television company, and then they sold Rothmans for a 25% stake in B.A.T., the world's second largest tobacco company. Both businesses should perform better as part of larger groups. This leaves management free to concentrate on their luxury goods businesses, such as Cartier, which we believe trade at a significant discount to comparable companies. The market is now beginning to recognize the changes that management has undertaken.

     Other, better known consumer stocks that the Equity Trust holds include Nestle, Danone (the French food company) and Foster's Brewing (the Australian beer company). Less well known is KAO, the Japanese consumer products company. This holding is a fine example of a successful restructuring. KAO is Japan's largest detergent manufacturer with a brand called "Attack." In the late 1980s, the company decided to take its expertise in consumer goods and move into making floppy disks which, of course, was a disaster. The company has now retreated from this adventure and has adopted EVA management techniques.

     Telecommunications stocks continue to benefit from deregulation and the explosive growth in data transmission and Internet and wireless traffic. The Fund's largest international telecommunications holdings include Vodafone, Telecom Italia, NTT and Cable & Wireless.

     The introduction of digital television and excitement surrounding the growth of the Internet has focused investor attention on broadcasting and media stocks. Another of the Fund's larger international holdings is Granada Group, a dominant U.K. commercial television broadcaster. The company has just launched its digital television offering called On Digital. BSkyB has also recently launched its own digital pay television offering, Sky Digital, and we continue to hold Pathe, the French company that owns 17% of BSkyB as well as other media assets in Europe. Other broadcasters that we believe are attractive include Publishing and Broadcasting in Australia and Tokyo Broadcasting System.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings (particularly SmallCap) of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Aeroquip-Vickers Inc. (ANV - $57.3125 - NYSE) is a leading worldwide manufacturer and distributor of components and systems to industrial, automotive and aerospace markets. Aeroquip's products include pressure hoses, fittings, adapters, couplings, fluid connectors and precision molded and extruded plastic products. Vickers' products include hydraulic pumps, motors and cylinders, electric motors and drivers, electronic controls, filters, and fluid-evaluation products and services. Eaton Corp. (ETN - $71.50 - NYSE) completed its acquisition of Aeroquip in April for $2 billion, or $58 per share.

AirTouch Communications Inc. (ATI - $96.625 - NYSE), based in San Francisco, is the world's largest wireless communications provider. With more than 35 million total venture customers in 13 countries, AirTouch and its partners serve more than ten percent of the world's wireless subscribers. AirTouch will offer satellite communications in the future through its interest in the Globalstar satellite system. In April 1998, the company acquired MediaOne Group's (formerly US West Media Group) U.S. wireless interests in a deal valued at almost $6 billion. On January 15, 1999, Britain's largest cellular company, Vodafone Group plc (VOD - $187.75 - NYSE), signed a definitive merger agreement with ATI whereby Vodafone would acquire ATI for $97 per ATI share. Vodafone successfully topped Bell Atlantic's (BEL - $51.6875 - NYSE) $45 billion bid for AirTouch.

Allen Telecom Inc. (ALN - $6.0625 - NYSE) is a leading supplier to the worldwide two-way wireless communications industry. The company manufactures system expansion products, site management products and antennas. Frequency planning, system engineering services and software design programs are also developed and marketed through current and emerging wireless markets. ALN should be a beneficiary of the next generation technology for wireless communications, known as 3-G (for third generation). 3-G is a broadband technology that will provide wireless applications for data, Internet and video.

AMP Inc. (AMP - $53.6875 - NYSE) is the leading designer, manufacturer and marketer of a broad range of electronic, electrical and electro-optic connection devices, interconnection systems and connector-intensive assemblies. Its major markets include consumer and industrial (roughly 28% of sales), communications (25%), automotive (24%) and personal computer (20%). Approximately 50% of sales are to Europe and the Asia/Pacific region. AlliedSignal (ALD - $49.1875 - NYSE) made an unsolicited bid for AMP in August 1998, offering $44.50 per share. The AlliedSignal offer has been topped by AMP's planned merger with Tyco International (TYC - $71.75 - NYSE).

Atlantic Richfield Co. (ARCO) (ARC - $73.00 - NYSE) is the leading gasoline marketer on the U.S. west coast, with 1,760 retail sites spread across California, Arizona, Nevada, Oregon and Washington. Two refineries are operated in the region. ARCO has proven oil reserves of 2.8 billion barrels, mainly in Alaska. The company's proven gas reserves total 9.8 trillion cubic feet, but gas reserves of a further 15 trillion cubic feet, mainly in Southeast Asia, are unbooked. BP Amoco (BPA - $100.9375 - NYSE) has reached an agreement to combine with ARCO in an all-share transaction valuing ARCO at almost $27 billion. The deal will give BP Amoco the largest oil output of any non-state company.

Coltec Industries Inc. (COT - $18.1875 - NYSE) manufactures a diversified range of engineered aerospace and industrial products. The aerospace division is a leading producer of landing gear systems, engine fuel controls, cockpit seating, turbine blades and fuel injectors for commercial and military aircraft. The industrial division manufactures seals, gaskets, packaging products and self-lubricating bearings. The B.F. Goodrich Co. (GR - $34.3125 - NYSE) is in the process of acquiring Coltec for $2.2 billion, or $20.125 per share.

Ferro Corp. (FOE - $24.75 - NYSE), established in 1919 and based in Cleveland, Ohio, is a leading producer of porcelain enamel frit, powder coating and plastic compounds. Ferro is being repositioned as a premier specialty chemical company, producing specialty materials for industry including coatings, colors, ceramics, chemicals and plastics. Ferro's major markets are building and renovation, major appliances, household furnishings, transportation, industrial products, packaging and leisure products.

Frontier Corp. (FRO - $51.875 - NYSE) is a telecommunications provider operating various business segments: the nation's fifth largest long distance company, a local telephone provider in and around Rochester, NY with one million lines, a CLEC with over 200,000 lines, a nationwide network leased long term from Qwest and a high-end web hosting business. Frontier has announced plans to merge with Global Crossing (GBLX - $46.25 - Nasdaq) in a stock for stock transaction for $62 per Frontier share if GBLX trades between $34.56 and $56.78 before the transaction is completed. Hamilton, Bermuda-based GBLX also will take on $1.3 billion in FRO debt. The acquisition of FRO is the latest step by GBLX toward becoming a worldwide phone company.

Mirage Resorts Inc. (MIR - $21.25 - NYSE) owns and operates casino-based entertainment resorts primarily in Las Vegas and Laughlin, Nevada. These resorts include Bellagio, Golden Nugget, The Mirage, Treasure Island and the Golden Nugget Laughlin. The $1.6 billion Bellagio hotel-casino next to Caesars Palace was opened in October. The $600 million Beau Rivage is set to open in Biloxi, Mississippi. A resort is planned for Atlantic City.

Navistar International Corp. (NAV - $40.1875 - NYSE) is the leading North American producer of heavy and medium duty trucks and school buses under the International brand. The company is also the leading supplier of mid-range, 160 to 300 horsepower, diesel engines. NAV has an approximate 40% share of the medium duty truck market and 20% share of the heavy duty truck market. NAV participates in cyclical industries. Nonetheless, the company generates substantial cash flow, which is not presently taxed due to Navistar's large (nearly $1.6 billion) tax loss carryforwards. Part of the anticipated increase in cash flow is likely to be directed to a six year, $650 million capital spending, development and production program for the company's "next generation" truck.

Nortek Inc. (NTK - $24.75 - NYSE) is a leading international manufacturer and distributor of high-quality, competitively-priced building, remodeling and indoor environmental control products for the residential and commercial markets. The company's products include range hoods and other spot ventilation products, heating and air conditioning systems, wood and vinyl windows and doors, vinyl siding products, indoor air quality systems and specialty electronic products. In April, Nortek announced it had agreed to acquire three businesses from Caradon plc: Peachtree Doors and Windows, Thermal-Gard and Caradon Windows and Doors Canada.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

     Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Equity Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGABX".

     The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolios. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

10% DISTRIBUTION POLICY

     The Equity Trust continues to maintain its 10% Distribution Policy whereby the Equity Trust pays out 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.27 per share on March 29, 1999. The next distribution is scheduled for June 1999.

IN CONCLUSION

     We are pleased with our competitive returns versus the growth oriented S&P 500 and superior returns relative to broader market indices and most of our value peers. We believe the S&P 500, where valuations have been growing much faster than earnings, is vulnerable at current levels. However, we are continuing to find what we view as great values in an otherwise reasonably priced stock market.

     We will continue striving to provide shareholders with our long term performance goal of a real rate of return of 10% each year.

                                   Sincerely,

                                   /s/ MARIO J. GABELLI

                                   MARIO J. GABELLI
                                   President and Chief Investment Officer

April 30, 1999

                                TOP TEN HOLDINGS
                                 MARCH 31, 1998
                                 --------------

Cablevision Systems Corp.           AMP Inc.
Viacom Inc.                         Chris-Craft Industries Inc.
Time Warner Inc.                    American Express Co.
Telephone & Data Systems Inc.       Aeroquip Vickers Inc.
United Television Inc.              BCE Inc.

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                         THE GABELLI EQUITY TRUST INC.

                               PORTFOLIO CHANGES

                    QUARTER ENDED MARCH 31, 1999 (UNAUDITED)

                                                  OWNERSHIP AT
                                                   MARCH 31,
                                       SHARES         1999
                                       ------     ------------
NET PURCHASES
  COMMON STOCKS
Aeroquip-Vickers Inc. .............      40,000      400,000
AGL Resources Inc. ................      10,000       10,000
Allen Telecom Inc. ................     158,200      268,200
American Bankers Insurance
  Group, Inc. .....................      10,000      125,000
Amgen Inc. (a).....................      15,000       30,000
Amphenol Corp., Cl. A..............       2,000      143,000
Archer-Daniels-Midland Co. ........      25,000      685,000
Argonaut Group, Inc. ..............       9,000       30,000
Arnoldo Mondadori Editore SpA......      10,000       60,000
AT&T Corp. (b).....................     185,000      185,000
Audiofina..........................       7,000       15,000
BA Merchant Services Inc. .........     263,800      344,800
Banca Commerciale Italiana.........      30,000      153,000
Banca Nazionale Lavoro, ORD........      30,000      170,000
Bankers Trust Corp. ...............       4,000       10,000
BCT.Telus Communications Inc.,
  ADR (c)..........................      52,500       52,500
BCT.Telus Communications Inc.
  Cl. A, ADR (c)...................      17,500       17,500
BCT.Telus Communications Inc.
  Cl. A (d)........................       4,250        4,250
Borg Warner Automotive Inc. .......       8,302       16,302
BP Amoco plc, Sponsored ADR (e)....      75,000       75,000
BP Amoco plc, ORD (f)..............      60,000       60,000
Brylane Inc. ......................      55,000       55,000
Cable & Wireless plc...............      32,000       95,000
Catellus Development Corp. ........      30,000      430,000
CDnow Inc. (g).....................       9,960        9,960
Cendant Corporation................      30,000      130,000
Central Newspaper Cl. A (a)........       1,500        3,000
Chris Craft Industries Inc. (h)....      10,400      357,073
Chris Craft Industries Inc. Cl. B
  (h)..............................      16,766      575,630
Compagnie Financiere Richemont AG,
  Cl. A............................         300        1,400
COMSAT.............................      50,000      150,000
Convergys Corp. ...................      25,000       25,000
Corn Products International,
  Inc. ............................       3,000       45,250
Dana Corp. ........................     195,000      300,223
Dexter Corp. ......................      20,000       20,000
Diageo plc, Sponsored ADR..........      15,000       40,000
Eastern Enterprises................      13,000       48,000

                                                  OWNERSHIP AT
                                                   MARCH 31,
                                       SHARES         1999
                                       ------     ------------
El Paso Electric Co. ..............      70,000       70,000
Ferro Corp. .......................       6,000      250,000
Florida Panthers Holdings Inc. ....      20,000       20,000
Flowserve..........................      55,000      100,000
Fortune Brands.....................      22,000      190,000
Frontier Corp. ....................       5,000       80,000
Gabelli Utility Fund...............      10,000       10,000
Gaylord Entertainment Co., Cl. A...      17,800      180,000
GC Companies Inc. .................       7,000       72,000
GenCorp Inc. ......................      16,600      210,000
General Chemical Group Inc. .......       5,000        5,000
General Cigar Holdings Inc. .......      60,000      160,000
General Mills Inc. ................      20,480       65,000
Genuine Parts Co. .................      15,000       70,000
Glaxo Wellcome ORD.................       5,000       50,000
Granada Group plc ORD..............       5,000       95,000
Group Danone SA....................       2,500        2,500
H&R Block Inc. ....................      10,000      110,000
Hilton Hotels Corp. ...............      45,000      545,000
Hong Kong Telecomm Ltd Spon ADR....      23,000       55,000
Independent Newspapers Ltd., ORD...      30,000      308,000
Instituto Nazionale Delle
  Assicurazio......................     265,000      390,000
Invik & Co. AB, Cl. B..............         425       19,116
Ito Yokado Co. Ltd. ...............       7,000       11,000
KAO Corp. .........................      16,000       30,000
Kadowkawa Shoten Publishing Co.,
  Ltd. ............................       3,500        3,500
King World Productions.............       3,000        3,000
Liberty Corp. .....................      15,000      140,000
Liberty Media Group (i)............     188,224      224,224
Life Technologies Inc. ............       2,000        2,000
Loewen Group Inc. .................      10,000      310,000
LucasVarity plc, Spon ADR..........     160,000      160,000
Mark IV Industries Inc. ...........      15,000      195,000
Mattel Inc. .......................      10,000       10,000
Matsushita Electrical Industrial...      10,000       45,000
McGraw Hill Cos. Inc. (a)..........      50,000      100,000
Modine Manufacturing Co. ..........      27,200      330,000
Morton International Inc. .........     175,000      175,000
Nintendo Co. ......................       3,000        9,500
Nippon Telegraph and Telephone
  Corp. ...........................          28          150
Nortek Inc. .......................      12,000      150,000
Northern Telecom Ltd. .............      11,000       11,000

                         THE GABELLI EQUITY TRUST INC.

                    QUARTER ENDED MARCH 31, 1999 (UNAUDITED)

                                                  OWNERSHIP AT
                                                   MARCH 31,
                                       SHARES         1999
                                       ------     ------------
NET PURCHASES (CONTINUED)
  COMMON STOCKS (CONTINUED)
Northrop Grumman Corp. ............      28,000       70,000
Park-Ohio Holding Corp. ...........       2,000       52,715
Park Place Entertainment Corp.
  (j)..............................     550,000      550,000
PennzEnergy Co. ...................      71,200      240,000
Pepsi Bottling Group Inc. .........       5,000        5,000
Pioneer Hi-Bred International
  Inc. ............................      20,000       20,000
PLATINUM Tech International
  Inc. ............................      11,000       11,000
Public Service Co. of North
  Carolina Inc. ...................       6,000        6,000
Pulitzer Inc. .....................       2,500        2,500
Republic Industries, Inc. .........      74,000      274,000
Rogers Communications Inc., Cl. B,
  Sponsored ADR....................      20,000       20,000
Rogers Communications Inc.,
  Cl. B............................     150,000      150,000
Sanofi SA..........................       5,000        5,000
Schroders, plc.....................       9,000       40,000
Sekisui House Ltd. ................      25,000       52,500
SMH AG.............................         300        1,500
SmithKline Beecham plc.............      55,000       55,000
Softbank Corp. ....................       9,000        9,000
St. Joseph Light & Power Co. ......      15,000       15,000
Superior Industries International,
  Inc. ............................      10,000       40,000
Swisscom AG........................         500        1,800
Telecom Italia SpA.................      73,800      550,040
Telefonica SA......................      16,000       16,000
Telephone & Data Systems Inc. .....      47,300      520,000
Telstra Corp. Ltd. ................      90,000       90,000
Telewest Communications plc........     200,000      200,000
Tenneco Inc. ......................     355,000      455,000
Thomas Nelson Inc. ................      12,000       62,000
TI Group ORD.......................      15,000       27,000
Tokyo Broadcasting System Inc. ....      13,000       60,000
Tootsie Roll Industries Inc. (h)...       2,711       93,101
Toyo Seikan Kaisha Ltd. ...........      15,000       30,000
Tribune Co. .......................       2,000       17,000
T. Rowe Price Associates Inc. .....      60,000       60,000
Unilever plc.......................       5,000       79,200
United Television Inc. ............         800      269,009
Unitrin Inc. (a)...................      25,000       50,000
USA Networks, Inc. ................      70,000      300,000
US Filter Corp. ...................     462,500      500,000
Vivendi............................       1,550        5,050

                                                  OWNERSHIP AT
                                                   MARCH 31,
                                       SHARES         1999
                                       ------     ------------
Waddell & Reed Financial Inc.,
  Cl. A............................      29,900       29,900
Watts Industries Inc., Cl. A.......      45,000       85,000
Weir Group (The) plc...............     100,000      100,000
Xylan Corp. .......................     100,000      100,000

NET SALES
  COMMON STOCKS
AirTouch Communications Inc. ......     (47,000)      78,000
Alltel Corp. ......................     (15,000)      50,000
American Express Co. ..............     (28,000)     220,000
AMP Inc. ..........................     (65,000)     515,000
AMP Ltd. ..........................     (25,000)          --
Banco Santander SA, ADR............     (14,640)     120,000
BCE Inc. ..........................     (30,000)     515,000
BC TELECOM Inc. (d)................      (4,250)      12,750
BC TELECOM Inc. ADR (c)............     (70,000)          --
BJ Services Co. ...................    (120,000)          --
British Petroleum Co. plc,
  Sponsored ADR (e)................     (85,000)          --
British Petroleum Co. plc, ORD
  (f)..............................     (60,000)          --
Cablevision Systems Corp., Cl. A...     (32,000)     610,000
CalMat Co. (k).....................    (510,000)          --
Century Telephone Enterprises
  Inc. ............................     (12,000)     170,000
CheckFree Holdings Corp. ..........      (7,000)      18,000
Church & Dwight Co. Inc. ..........      (2,000)      68,000
Cincinnati Bell Inc. ..............     (15,000)      30,000
Coltec Industries Inc. ............     (20,000)     390,000
Comcast Corp., Cl. A Special.......     (10,800)      29,200
Corporacion Mapfre SA New..........     (14,400)          --
DDI Corp. .........................         (70)          --
Deutsche Babcock AG................      (7,000)          --
Donaldson, Lufkin & Jenrette
  Inc. ............................      (6,000)          --
Flo (Groupe).......................     (10,500)          --
General Motors Corp. ..............      (4,000)     188,000
Golden Books Family Entertainment
  Inc. ............................    (350,000)          --
Grupo Televisa S.A., GDR...........     (15,000)     240,000
Honda Motor Co., Ltd. .............      (8,500)          --
Infinity Broadcasting Corp. .......      (3,000)          --
Kuhlman Corp. .....................    (200,000)          --
Lehman Brothers Holdings Inc. .....      (2,000)      38,000
Manitowoc Co. Inc. ................      (2,000)       6,000
MediaOne Group Inc. ...............     (10,000)     250,000
Midland Co. .......................      (1,300)     110,000
N2K Inc. (g).......................     (12,000)          --

                         THE GABELLI EQUITY TRUST INC.

                    QUARTER ENDED MARCH 31, 1999 (UNAUDITED)

                                                  OWNERSHIP AT
                                                   MARCH 31,
                                       SHARES         1999
                                       ------     ------------
NET SALES (CONTINUED)
  COMMON STOCKS (CONTINUED)
Navistar International Corp. ......      (7,000)     490,000
Pennzoil-Quaker State Inc. ........     (10,000)     158,800
Petersen Cos. Inc. ................    (105,400)          --
Pheonix AG.........................     (10,335)          --
Pittway Corp., Cl. A...............     (15,000)     115,000
RCN Corporation....................     (10,000)     270,000
Readers Digest Association Inc.
  Class A..........................     (20,000)          --
Reckitt & Colman plc...............     (30,000)          --
Renault SA.........................     (20,000)          --
Simint SpA.........................    (100,000)          --
Sony Corp. ........................      (9,000)          --
Sprint Corp. ......................      (5,000)     230,000
Sprint Corp. (PCS Group)...........      (5,000)     120,000
TCI Ventures Group (i).............    (361,970)          --
Telecom Italia SpA, Sponsored
  ADR..............................      (5,500)     151,500
Telecom Italia Mobile SpA..........     (35,000)   1,360,000
Tele-Communications Inc., Cl A
  (b)..............................    (270,000)          --
Telefonica de Espana, Sponsored
  ADR..............................      (1,960)      47,000
Time Warner Inc. ..................     (11,500)     472,000
Viacom Inc., Cl. A.................      (2,000)     475,000

  PREFERRED STOCKS
ProSieben Media AG.................      (3,750)          --

  CORPORATE BONDS
Thomas Nelson Inc., Conv. Sub.
  Note, 5.750% due 11/30/99 144A
  (l)..............................  (1,000,000)          --

----------------
(a) 2 for 1 stock split

(b) Merger -- 0.7757 shares of AT&T Corp. for every share of Tele-Communications Inc., Cl. A

(c) Spinoff -- 0.25 shares of BCT.Telus Communications Inc. Cl. A ADR and 0.75 shares of BCT.Telus Communications Inc. ADR for every 1 share of BC Telecom Inc. ADR

(d) Spinoff -- 0.25 shares of BCT.Telus Communuications Inc. Cl. A for every 1 share BC Telecom Inc.

(e) Merger -- 1 share of BP Amoco plc, Sponsored ADR for every 1 share of British Petroleum Co. plc, Sponsored ADR.

(f) Merger -- 1 share of BP Amoco plc, ORD for every 1 share of British Petroleum Co. plc, ORD.

(g) Merger -- 0.83 CDnow Inc. shares for every 1 share of N2K Inc.

(h) 3% stock dividend

(i) Merger -- 0.52 shares of Liberty Media Group for every 1 share of TCI Ventures Group

(j) Spinoff -- 1 share of Park Place Entertainment Corp. for every 1 share of Hilton Hotels Corp.

(k) Tender offer at $31.00 per share.

(l) Call -- Thomas Nelson Inc. Conv. Sub. Note, 5.750% due 11/30/99 144A called at $100.82 effective 3/1/99

                         THE GABELLI EQUITY TRUST INC.

                            PORTFOLIO OF INVESTMENTS

                           MARCH 31, 1999 (UNAUDITED)

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
COMMON STOCKS -- 94.0%
                        EQUIPMENT AND SUPPLIES -- 12.2%
        400,000         Aeroquip-Vickers Inc. .........  $   22,925,000
         90,000         AMETEK Inc. ...................       1,642,500
        515,000         AMP Inc. ......................      27,649,063
        195,000         Ampco-Pittsburgh Corp. ........       1,925,625
        143,000         Amphenol Corp., Cl. A +........       5,469,750
         10,000         Caterpillar Inc. ..............         459,375
        107,000         CLARCOR Inc. ..................       1,825,687
        345,000         Deere & Co. ...................      13,325,625
        280,400         Donaldson Co. Inc. ............       5,047,200
        100,000         Flowserve Corp. ...............       1,556,250
          6,500         Franklin Electric Co. .........         422,500
        107,500         Gerber Scientific Inc. ........       2,170,156
        250,000         Hussmann International,
                         Inc. .........................       3,671,875
        340,000         IDEX Corp. ....................       8,011,250
         50,000         Lufkin Industries Inc. ........         828,125
          6,000         Manitowoc Co. Inc. ............         251,250
        195,000         Mark IV Industries Inc. .......       2,547,188
        490,000         Navistar International
                         Corp. +.......................      19,691,875
         20,000         PACCAR Inc. ...................         823,750
        410,000         Pittway Corp. .................      10,762,500
        115,000         Pittway Corp., Cl. A...........       3,047,500
         85,000         Sequa Corp., Cl. A +...........       4,271,250
         75,000         Sequa Corp., Cl. B +...........       5,081,250
        168,000         SPS Technologies Inc. +........       6,594,000
         30,000         Toyo Seikan Kaisha Ltd. .......         647,300
        500,000         US Filter Corp. +..............      15,312,500
         85,000         Watts Industries Inc., Cl. A...       1,152,813
                                                         --------------
                                                            167,113,157
                                                         --------------
                        TELECOMMUNICATIONS -- 11.8%
         42,000         Aliant Communications Inc. ....       1,719,375
          5,000         Allegiance Telecom Inc. +......         125,000
         50,000         Alltel Corp. ..................       3,118,750
        185,001         AT&T Corp. ....................      14,765,352
        515,000         BCE Inc. ......................      22,820,937
         12,750         BCT.Telus Communications
                         Inc. .........................         312,521
         52,500         BCT.Telus Communications Inc.,
                         Sponsored ADR.................       1,286,850
          4,250         BCT.Telus Communications Inc.
                         Cl. A.........................         100,654
         17,500         BCT.Telus Communications Inc.
                         Cl. A, Sponsored ADR..........         414,458
         95,000         Cable & Wireless plc...........       1,186,774

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
         75,000         Cable & Wireless plc, Sponsored
                         ADR...........................  $    2,770,312
      2,448,000         Cable & Wireless Jamaica
                         Ltd. .........................          83,501
         30,000         Cincinnati Bell Inc. ..........         673,125
        255,466         Commonwealth Telephone
                         Enterprises, Inc. +...........       9,404,342
         20,000         Commonwealth Telephone
                         Enterprises, Inc. Cl. B +.....         720,000
         35,000         Compania de Telecomunicaciones
                         de Chile SA, Sponsored ADR....         824,687
        167,000         Embratel Participacoes SA +....       2,786,813
         80,000         Frontier Corp. ................       4,150,000
        265,000         GTE Corp. .....................      16,032,500
         55,000         Hong Kong Telecommunications
                         Ltd., Sponsored ADR...........       1,075,937
         10,000         Maritime Telegraph and
                         Telephone Co. Ltd. ...........         266,645
         10,000         Motorola Inc. .................         732,500
            150         Nippon Telegraph and Telephone
                         Corp. ........................       1,469,408
        270,000         RCN Corporation................       9,061,875
        170,000         Rogers Communications Inc., Cl.
                         B +, Sponsored ADR............       3,081,784
          5,000         SBC Communications Inc. .......         235,625
        230,000         Sprint Corp. ..................      22,568,750
          1,800         Swisscom AG....................         704,162
         33,400         Tele Centro Sul Participacoes
                         SA +..........................       1,542,663
        167,000         Tele Norte Leste Participacoes
                         SA +..........................       2,567,625
         10,000         Telecom Argentina -- Stet
                         France Telecom S.A., Sponsored
                         ADR...........................         274,375
        550,040         Telecom Italia SpA.............       5,848,094
        151,500         Telecom Italia SpA, Sponsored
                         ADR...........................      15,812,813
        167,000         Telecomunicacoes Brasileiras SA
                         (Telebras), Sponsored ADR.....          23,484
         16,000         Telefonica S.A. ...............         679,246
         10,000         Telefonica de Argentina S.A.,
                         ADR, Cl. B....................         302,500
         47,000         Telefonica de Espana, Sponsored
                         ADR...........................       6,004,250
         18,000         Telefonos De Mexico SA, Cl. L,
                         ADR...........................       1,179,000
        167,000         Telesp Participacoes SA........       3,444,375

                         THE GABELLI EQUITY TRUST INC.

                           MARCH 31, 1999 (UNAUDITED)

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
COMMON STOCKS (CONTINUED)
                        TELECOMMUNICATIONS (CONTINUED)
         90,000         Telstra Corp. Ltd. +...........  $      471,142
          7,000         U.S. West Inc. +...............         385,438
                                                         --------------
                                                            161,027,642
                                                         --------------
                        ENTERTAINMENT -- 7.8%
        105,768         Ascent Entertainment Group
                         Inc. .........................       1,156,838
         40,000         CANAL +, Sponsored ADR.........       2,011,484
         23,288         EMI Group plc..................         166,228
        118,000         EMI Group plc, Sponsored ADR...       1,637,250
         20,000         Florida Panthers Holdings
                         Inc. +........................         155,000
         20,000         Fox Entertainment Group
                         Inc. .........................         542,500
         72,000         GC Companies Inc. +............       2,263,500
          3,000         King World Productions Inc. ...          91,687
        224,224         Liberty Media Group Cl. A +....      11,799,809
        472,000         Time Warner Inc. ..............      33,541,500
         65,000         Todd-AO Corp., Cl. A...........         511,875
        300,000         USA Networks, Inc. +...........      10,743,750
        475,000         Viacom Inc., Cl. A +...........      39,573,438
         90,000         Walt Disney Co. ...............       2,801,250
                                                         --------------
                                                            106,996,109
                                                         --------------
                        FINANCIAL SERVICES -- 7.7%
        220,000         American Express Co. (d).......      25,850,000
         30,000         Argonaut Group, Inc. ..........         770,625
        344,800         BA Merchant Services Inc. .....       7,025,300
        153,000         Banca Commerciale Italiana.....       1,256,406
         18,500         Banca Nazionale del Lavoro,
                         ORD +.........................         986,070
        120,000         Banco Pastor SA................       2,415,000
         10,000         Banco Santander SA, ADR........         882,500
        170,000         Bankers Trust Corp. ...........         595,140
        300,000         Bankgesellschaft Berlin AG.....       4,457,065
         42,001         Bank of Ireland................         880,407
         56,000         Bank of Scotland...............         743,860
            260         Berkshire Hathaway Inc.,
                         Cl. A +.......................      18,564,000
        284,979         Colonial Limited Inc. +........       1,133,111
         50,000         Commerzbank AG, Sponsored
                         ADR...........................       1,462,500
        150,000         Deutsche Bank AG, Sponsored
                         ADR...........................       7,612,500
         25,000         Hibernia Corp. ................         328,125
        110,000         H&R Block Inc. ................       5,211,250

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
         38,000         Lehman Brothers Holdings
                         Inc. .........................  $    2,270,500
         10,000         Leucadia National
                         Corporation...................         302,500
         30,000         Mellon Bank Corporation........       2,111,250
         50,000         Merrill Lynch & Co. ...........       4,421,875
        110,000         Midland Co. ...................       2,653,750
         20,000         Morgan (J.P.) & Co. Inc. ......       2,467,500
         60,000         Riggs National Corp. ..........       1,012,500
         14,000         Safra Republic Holdings SA.....         581,000
         40,000         Schroders, plc.................         926,436
         40,000         State Street Corp. ............       3,287,500
         20,000         SunTrust Banks Inc. ...........       1,245,000
         60,000         T. Rowe Price Associates
                         Inc. .........................       2,062,500
         50,000         Unitrin Inc. ..................       1,562,500
         29,900         Waddell & Reed Financial Inc.,
                         Cl. A.........................         612,950
                                                         --------------
                                                            105,691,620
                                                         --------------
                        BROADCASTING -- 6.8%
         50,000         Ackerley Group Inc. ...........         846,875
         15,000         Audiofina......................         599,678
        357,073         Chris-Craft Industries
                         Inc. +........................      16,291,464
        575,630         Chris-Craft Industries Inc.
                         Cl. B + (a)...................      26,263,115
         95,000         Granada Group plc ORD..........       1,924,291
         37,500         Gray Communications Systems
                         Inc. .........................         623,437
        240,000         Grupo Televisa S.A., GDR +.....       7,530,000
        140,000         Liberty Corp. .................       7,341,250
          3,750         NRJ SA.........................         753,649
          3,500         Pathe SA.......................         900,057
        120,000         Paxson Communications Corp.
                         Cl. A.........................       1,027,500
         85,000         Publishing & Broadcasting
                         Ltd. .........................         485,125
        100,000         Television Broadcasting Ltd.
                         ORD...........................         364,540
         60,000         Tokyo Broadcasting System
                         Inc. .........................         762,572
        269,009         United Television Inc. ........      27,976,936
                                                         --------------
                                                             93,690,489
                                                         --------------
                        WIRELESS COMMUNICATIONS -- 6.6%
         78,000         AirTouch Communications
                         Inc. +........................       7,536,750
        133,000         Associated Group Inc., Cl.
                         A +...........................       6,591,812
        133,000         Associated Group Inc., Cl.
                         B +...........................       6,450,500
        170,000         Century Telephone Enterprises
                         Inc. .........................      11,942,500
        150,000         COMSAT Corp., Series 1.........       4,340,625
        100,000         Loral Space & Communications
                         Ltd. .........................       1,443,750

                         THE GABELLI EQUITY TRUST INC.

                           MARCH 31, 1999 (UNAUDITED)

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
COMMON STOCKS (CONTINUED)
                        WIRELESS COMMUNICATIONS (CONTINUED)
          5,000         NEXTEL Communications Inc., Cl.
                         A +...........................  $      183,125
        250,000         Securicor Group plc ORD........       2,201,091
        120,000         Sprint Corp. (PCS Group).......       5,317,500
        350,000         TCI Satellite Entertainment
                         Inc., Cl. A +.................         229,687
         16,700         Tele Celular Sul Participacoes
                         SA............................         319,387
         55,666         Tele Centro Oeste Celular
                         Participacoes SA +............         205,268
          3,340         Tele Leste Celular
                         Participacoes SA..............         106,880
          8,350         Tele Nordeste Celular
                         Participacoes SA..............         185,788
          3,340         Tele Norte Celular
                         Participacoes SA +............          99,365
         33,400         Tele Sudeste Celular
                         Participacoes SA +............         676,350
          8,350         Telemig Celular Participacoes
                         SA +..........................         218,666
         66,800         Telesp Celular Participacoes
                         SA +..........................       1,398,625
      1,360,000         Telecom Italia Mobile SpA......       9,154,865
        520,000         Telephone and Data Systems
                         Inc. .........................      29,315,000
        115,813         Vodafone Group plc ORD.........       2,151,473
                                                         --------------
                                                             90,069,007
                                                         --------------
                        CABLE -- 5.0%
        610,000         Cablevision Systems Corp., Cl.
                         A +...........................      45,216,250
         40,000         Comcast Corp., Cl. A...........       2,460,000
         29,200         Comcast Corp., Cl. A Special...       1,837,775
        250,000         MediaOne Group Inc. +..........      15,875,000
         40,000         Shaw Communications Inc. +.....       1,287,500
         10,000         Shaw Communications Inc., Cl.
                         B, Conv.......................         321,298
        200,000         TeleWest Communications
                         plc +.........................         866,718
                                                         --------------
                                                             67,864,541
                                                         --------------
                        FOOD AND BEVERAGE -- 4.7%
         30,108         Advantica Restaurant Group,
                         Inc. +........................         150,540
         30,000         Bestfoods Inc. ................       1,410,000
         18,000         Brau und Brunnen +.............       1,320,588
         45,250         Corn Products International,
                         Inc. +........................       1,083,172
         40,000         Diageo plc, Sponsored ADR......       1,830,000
        450,000         Foster's Brewing Group Ltd. ...       1,324,391
         65,000         General Mills Inc. ............       4,911,562

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
          2,500         Groupe Danone SA...............  $      629,662
          4,000         Keebler Foods Co. +............         146,000
        115,000         Kellogg Co. ...................       3,888,437
         11,000         LVHM Moet Hennessy Louis
                         Vuitton, Sponsored ADR........         540,375
            700         Nestle SA......................       1,273,976
          5,000         Pepsi Bottling Group Inc. +....         108,437
        350,000         PepsiCo Inc. ..................      13,715,625
        122,000         Quaker Oats Co. ...............       7,632,625
         60,000         Ralcorp Holdings Inc. +........       1,140,000
        120,000         Seagram Co. Ltd. ..............       6,000,000
         93,102         Tootsie Roll Industries
                         Inc. .........................       4,288,497
        356,000         Whitman Corp. .................       6,118,750
         73,000         Wrigley (Wm.) Jr. Co. .........       6,601,938
                                                         --------------
                                                             64,114,575
                                                         --------------
                        PUBLISHING -- 4.0%
         60,000         Arnoldo Mondadori Editore
                         SpA +.........................         897,896
          3,000         Central Newspapers Inc.,
                         Cl. A.........................          93,375
         40,000         Dow Jones & Co. Inc. ..........       1,887,500
         50,000         Harcourt General Inc. .........       2,215,625
        308,000         Independent Newspapers Ltd.,
                         ORD...........................       1,397,735
          3,500         Kadokawa Shoten Publishing Co.,
                         Ltd. .........................         467,002
        100,000         McGraw-Hill Companies Inc. ....       5,450,000
        345,000         Media General Inc., Cl. A......      16,042,500
        130,000         Meredith Corp. ................       4,086,875
        140,000         New York Times Co., Cl. A......       3,990,000
        140,000         News Corp. Ltd. ...............       1,036,252
          5,000         News Corp. Ltd., ADR...........         147,500
         70,000         Pearson plc ORD................       1,594,147
        300,000         Penton Media Inc. .............       6,750,000
          2,500         Pulitzer Inc. .................         101,094
        160,000         Reader's Digest Association
                         Inc., Class B.................       4,400,000
         65,000         Schibsted A/A..................         774,310
      1,500,000         Seat Pagine Gialle SpA +.......       1,758,515
        200,000         South China Morning Post
                         Holdings ORD..................         110,975
         62,000         Thomas Nelson Inc. ............         620,000
         17,000         Tribune Co. ...................       1,112,437
                                                         --------------
                                                             54,933,738
                                                         --------------

                         THE GABELLI EQUITY TRUST INC.

                           MARCH 31, 1999 (UNAUDITED)

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
COMMON STOCKS (CONTINUED)
                        CONSUMER PRODUCTS -- 4.0%
        530,000         Carter-Wallace Inc. ...........  $    9,606,250
         10,750         Christian Dior SA..............       1,381,069
         68,000         Church & Dwight Co. Inc. ......       2,771,000
          1,400         Compagnie Financiere Richemont
                         AG, Cl. A.....................       2,330,964
         10,000         Department 56 Inc. +...........         304,375
        190,000         Fortune Brands Inc. (e)........       7,350,625
        220,000         Gallaher Group plc.............       5,170,000
        160,000         General Cigar Holdings Inc. ...       1,490,000
        105,000         General Cigar Holdings Inc.
                         Class B + (a).................         977,812
         52,000         Harley Davidson Inc. ..........       2,990,000
         30,000         KAO Corp. .....................         662,501
         45,000         Matsushita Electric Industrial
                         Co. Ltd., ORD.................         877,845
          1,500         Matsushita Electric Industrial
                         Co. Ltd., ADR.................         290,062
         10,000         Mattel Inc. ...................         248,750
         35,000         National Presto Industries
                         Inc. .........................       1,240,313
          9,500         Nintendo Co. Ltd. .............         822,320
        422,000         Ralston Purina Co. ............      11,262,125
          5,000         Sanofi SA......................         842,790
         20,000         Sony Corp., ADR................       1,826,250
          1,500         Swatch Group AG, Bearer........         954,315
         10,425         Syratech Corp. +...............         166,800
         79,200         Unilever plc...................         735,654
                                                         --------------
                                                             54,301,820
                                                         --------------
                        AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.5%
         16,302         Borg Warner Automotive Inc. ...         779,439
        300,223         Dana Corp. ....................      11,408,474
        210,000         GenCorp Inc. ..................       3,780,000
         70,000         Genuine Parts Co. .............       2,016,875
        118,000         Johnson Controls Inc. .........       7,360,250
        160,000         LucasVarity plc, Sponsored
                         ADR...........................       7,400,000
        330,000         Modine Manufacturing Co. ......       9,260,625
          6,500         SPX Corp. .....................         327,844
        160,000         Standard Motor Products
                         Inc. .........................       3,310,000
         40,000         Superior Industries
                         International, Inc. ..........         930,000

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
        110,000         TransPro Inc. .................  $      474,375
         60,000         Wynn's International Inc. .....       1,046,250
                                                         --------------
                                                             48,094,132
                                                         --------------
                        DIVERSIFIED INDUSTRIAL -- 2.9%
         12,000         Cooper Industries Inc. ........         511,500
        140,000         Crane Co. .....................       3,386,250
        105,000         GATX Corp. ....................       3,458,437
         60,000         Honeywell Inc. ................       4,548,750
         10,000         Indus Holding AG...............         324,150
         10,000         ITT Industries Inc. +..........         353,750
        416,300         Lamson & Sessions Co. +........       2,055,481
        100,000         Lawter International Inc. .....         700,000
        105,000         National Service Industries
                         Inc. .........................       3,576,562
          9,000         Oerlikon-Buhrle Holding AG.....       1,309,645
         52,715         Park-Ohio Holding Corp. +......         738,010
        455,000         Tenneco Inc. ..................      12,711,562
         75,000         Thomas Industries Inc. ........       1,406,250
         27,000         TI Group plc...................         175,510
         50,000         Trinity Industries Inc. .......       1,468,750
         26,000         Tyco International Ltd. .......       1,865,500
         95,000         Tyler Corp. +..................         415,625
        100,000         Weir Group plc.................         397,851
                                                         --------------
                                                             39,403,583
                                                         --------------
                        ENERGY AND UTILITIES -- 2.1%
         10,000         AGL Resources Inc. ............         175,625
         34,000         Apache Corp. ..................         886,125
         70,000         Atlantic Richfield Co. ........       5,110,000
         75,000         BP Amoco plc, Sponsored ADR....       7,570,312
         60,000         BP Amoco plc, ORD..............       1,015,367
         70,000         Burlington Resources Inc. .....       2,795,625
         48,000         Eastern Enterprises............       1,746,000
         70,000         El Paso Electric Company +.....         533,750
         10,000         Energy East Corporation........         525,625
         55,000         Halliburton Co. ...............       2,117,500
         25,000         New England Electric System....       1,212,500
        240,000         PennzEnergy Co. +..............       2,520,000
        158,800         Pennzoil-Quaker State Inc. +...       1,965,150
          6,000         Public Service Co. of North
                         Carolina Inc. ................         170,250
         15,000         St. Joseph Light & Power
                         Co. ..........................         306,562
         11,000         Veba AG........................         578,824
                                                         --------------
                                                             29,229,215
                                                         --------------

                         THE GABELLI EQUITY TRUST INC.

                           MARCH 31, 1999 (UNAUDITED)

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
COMMON STOCKS (CONTINUED)
                        HOTELS/GAMING -- 1.7%
        110,000         Aztar Corp. +..................  $      529,375
        180,000         Gaylord Entertainment Co.,
                         Cl. A.........................       4,365,000
          5,000         GTECH Holdings Corp. +.........         121,875
        545,000         Hilton Hotels Corp. ...........       7,664,062
      1,016,949         Ladbroke Group plc.............       4,649,138
        100,000         Mirage Resorts Inc. ...........       2,125,000
            950         Moevenpick Holding AG..........         501,523
        550,000         Park Place Entertainment
                         Corp. +.......................       4,159,375
                                                         --------------
                                                             24,115,348
                                                         --------------
                        HEALTH CARE -- 1.6%
         30,000         Amgen Inc. +...................       2,246,250
         69,666         Astra AB, Cl. A................       1,598,934
         13,000         Biogen Inc. +..................       1,486,062
         50,000         Glaxo Wellcome plc ORD.........       1,675,331
          4,000         Glaxo Wellcome plc ADR.........         267,750
          2,000         Life Technologies, Inc. .......          77,125
          1,150         Novartis AG, Registered........       1,868,799
         54,000         Novartis AG, ADR +.............       4,401,000
         15,000         Pfizer Inc. ...................       2,081,250
            140         Roche Holding AG...............       1,710,321
          7,000         Schering AG....................         815,724
         55,000         SmithKline Beecham plc.........         793,160
         35,000         Zeneca Group plc +.............       1,654,026
                                                         --------------
                                                             20,675,732
                                                         --------------
                        AUTOMOTIVE -- 1.2%
        188,000         General Motors Corp. (f).......      16,332,500
                                                         --------------
                        RETAIL -- 1.2%
         55,000         Brylane Inc. +.................       1,333,750
         20,500         Coldwater Creek Inc. +.........         235,750
         80,000         Earl Scheib Inc. +.............         400,000
        140,000         Food Lion Inc., Cl A...........       1,288,437
         11,000         Ito Yokado Co. Ltd. ...........         707,850
        100,000         Lillian Vernon Corp. ..........       1,200,000
        340,000         Neiman Marcus Group Inc. +.....       7,692,500
        274,000         Republic Industries, Inc. +....       3,390,750
                                                         --------------
                                                             16,249,037
                                                         --------------

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
                        SPECIALTY CHEMICAL -- 1.0%
          5,400         Ciba Specialty Chemicals, ADR
                         144A (c) +....................  $      207,814
         20,000         Dexter Corp. ..................         630,000
         20,000         E.I. du Pont de Nemours Co. ...       1,161,250
        250,000         Ferro Corp. ...................       6,187,500
          5,000         General Chemical Group Inc. ...          65,625
        175,000         Morton International Inc. .....       6,431,250
        105,000         Sybron Chemicals Inc. .........       1,338,750
                                                         --------------
                                                             16,022,189
                                                         --------------
                        AVIATION: PARTS AND SERVICES -- 0.9%
        390,000         Coltec Industries Inc. +.......       7,093,125
        100,000         Curtiss-Wright Corp. ..........       3,106,250
        130,000         Fairchild Corporation, Cl. A...       1,324,375
        145,000         Hi-Shear Industries Inc. +.....         371,563
         23,000         Precision Castparts Corp. .....         925,750
                                                         --------------
                                                             12,821,063
                                                         --------------
                        PAPER AND FOREST
                         PRODUCTS -- 0.9%
        252,000         Greif Bros. Corp., Cl. A.......       5,544,000
          3,400         Greif Bros. Corp., Cl. B.......         109,650
        255,000         St. Joe Company................       6,183,750
                                                         --------------
                                                             11,837,400
                                                         --------------
                        FINANCIAL SERVICES: INSURANCE -- 0.8%
        125,000         American Bankers Insurance
                         Group, Inc. ..................       6,500,000
         75,342         CGU plc........................       1,173,459
        390,000         Istitute Nazionale delle
                         Assicurazioni.................       1,179,907
         20,000         SCOR SA........................       1,007,026
         84,000         Skandia Forsakrings AB.........       1,564,836
                                                         --------------
                                                             11,425,228
                                                         --------------
                        AGRICULTURE -- 0.8%
        685,000         Archer-Daniels-Midland Co. ....      10,060,938
         20,000         Pioneer Hi-Bred International
                         Inc. .........................         752,500
                                                         --------------
                                                             10,813,438
                                                         --------------
                        COMMUNICATIONS EQUIPMENT -- 0.8%
        268,200         Allen Telecom Inc. +...........       1,625,963
         60,000         Dynatech Corporation +.........         206,250
         33,000         Lucent Technologies Inc. ......       3,555,750
         11,000         Northern Telecom Ltd. .........         683,375

                         THE GABELLI EQUITY TRUST INC.

                           MARCH 31, 1999 (UNAUDITED)

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
COMMON STOCKS (CONTINUED)
                        COMMUNICATIONS EQUIPMENT (CONTINUED)
         22,000         Scientific-Atlanta Inc. .......  $      599,500
        100,000         Xylan Corp. +..................       3,681,250
                                                         --------------
                                                             10,352,088
                                                         --------------
                        CONSUMER SERVICES -- 0.7%
        310,000         Loewen Group Inc. .............         561,875
         30,000         Midas, Inc. ...................       1,001,261
        510,000         Rollins Inc. ..................       8,574,375
                                                         --------------
                                                             10,137,511
                                                         --------------
                        BUSINESS SERVICES -- 0.6%
        130,000         Cendant Corporation............       2,047,500
         18,000         CheckFree Holdings Corp. +.....         766,125
         25,000         Convergys Corp. +..............         428,125
        100,000         Landauer Inc. .................       2,412,500
         10,833         Reuters Holdings plc, Cl. B,
                         Sponsored ADR.................         941,117
          5,050         Vivendi........................       1,243,543
                                                         --------------
                                                              7,838,910
                                                         --------------
                        REAL ESTATE -- 0.6%
        430,000         Catellus Development Corp. +...       5,751,250
         44,000         Florida East Coast Industries
                         Inc. .........................       1,317,250
         55,000         Griffin Land & Nurseries
                         Inc. +........................         508,750
                                                         --------------
                                                              7,577,250
                                                         --------------
                        TRANSPORTATION -- 0.4%
         79,000         AMR Corp. +....................       4,626,438
         15,000         Kansas City Southern
                         Industries, Inc. .............         855,000
         31,273         MIF Ltd. +.....................         550,709
                                                         --------------
                                                              6,032,147
                                                         --------------
                        AEROSPACE/DEFENSE -- 0.3%
         70,000         Northrop Grumman Corp. ........       4,191,250
                                                         --------------
                        CLOSED-END FUNDS -- 0.3%
         59,000         Central European Equity Fund
                         Inc. .........................         711,688
         70,000         Dresdner RCM Europe Fund.......         840,000
         25,000         France Growth Fund Inc. .......         339,062
         10,000         Gabelli Utility Fund (a).......         100,000
         40,250         Italy Fund Inc. ...............         606,266

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
         68,000         New Germany Fund...............  $      811,750
         45,942         Royce Value Trust Inc. ........         519,719
                                                         --------------
                                                              3,928,485
                                                         --------------
                        HOUSING RELATED -- 0.3%
        150,000         Nortek Inc. +..................       3,712,500
          5,000         Nortek Inc., Special
                         Common +(a)...................         123,750
                                                         --------------
                                                              3,836,250
                                                         --------------
                        BUILDING AND
                         CONSTRUCTION -- 0.2%
         90,000         CRH plc ORD....................       1,554,948
         15,000         Martin Marietta Materials
                         Inc. .........................         855,937
         52,500         Sekisui House Ltd. ............         558,629
                                                         --------------
                                                              2,969,514
                                                         --------------
                        ELECTRONICS -- 0.2%
          3,000         Hitachi Ltd., ADR..............         218,250
         12,000         Koninklijke Philips Electronics
                         N.V...........................         989,250
          1,500         NEC Corp., ADR.................          89,437
         90,000         Ucar International Inc. +......       1,271,250
                                                         --------------
                                                              2,568,187
                                                         --------------
                        METALS AND MINING -- 0.2%
         10,000         Anglogold Ltd.-Spon ADR........         201,250
         70,909         Antofagasta Holdings plc.......         293,557
         10,000         Barrick Gold Corp. ............         170,625
         60,000         Harmony Gold Mining Co Ltd. ...         281,414
        150,000         Lihir Gold Ltd. ...............         132,601
         38,000         Newmont Mining Corp. ..........         665,000
        844,000         Pegasus Gold Inc. +............          16,880
         40,000         Placer Dome Inc. ..............         447,500
                                                         --------------
                                                              2,208,827
                                                         --------------
                        COMPUTER SOFTWARE AND SERVICES -- 0.1%
          9,960         CDnow Inc. +...................         160,605
         11,000         PLATINUM Technology
                         International Inc. +..........         280,500
          9,000         Softbank Corp. +...............       1,009,332
                                                         --------------
                                                              1,450,437
                                                         --------------
                        CONGLOMERATES -- 0.1%
         19,116         Invik & Co. AB, Cl. B..........       1,245,228
                                                         --------------
                        TOTAL COMMON STOCKS............   1,287,157,647
                                                         --------------

                         THE GABELLI EQUITY TRUST INC.

                           MARCH 31, 1999 (UNAUDITED)

                                                             MARKET
       SHARES                                                VALUE
       ------                                                ------
PREFERRED STOCKS -- 0.4%
                        TELECOMMUNICATIONS -- 0.3%
         10,000         Citizens Utilities Co., 5.000%
                         Conv. Pfd. (EPPICS)...........  $      402,500
         40,000         Sprint Corp., 8.250%, Conv.
                         Pfd...........................       2,920,000
      2,223,575         Telecomunicacoes de Sao Paulo
                         (Telesp), Pfd., Registered....         272,923
                                                         --------------
                                                              3,595,423
                                                         --------------
                        PUBLISHING -- 0.1%
         43,500         News Corp. Ltd., Sponsored ADR,
                         Pfd...........................       1,196,250
                                                         --------------
                        CABLE -- 0.0%
          8,000         Tele-Communications Inc.,
                         Cl. B, 6.000%, Ex. Jr. Pfd....         796,000
                                                         --------------
                        WIRELESS COMMUNICATIONS -- 0.0%
      2,223,575         Telecomunicacoes de Sao Paulo
                         Celular, Pfd., B..............          82,979
                                                         --------------
                        TOTAL PREFERRED STOCKS.........       5,670,652
                                                         --------------
COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
                        FOOD AND BEVERAGE -- 0.0%
         62,463         Advantica Restaurant Group,
                         Inc., Warrants, expires
                         01/07/2005 +..................          72,223
                                                         --------------

      PRINCIPAL
       AMOUNT
      ---------
CORPORATE BONDS -- 0.0%
                        PUBLISHING -- 0.0%
        200,000         News American Holdings Inc.,
                         Gtd. Ex. Sub. Note, Zero
                         Coupon
                         due 03/31/2002................         250,500
                                                         --------------

      PRINCIPAL                                              MARKET
       AMOUNT                                                VALUE
      ---------                                              ------
                        TELECOMMUNICATIONS -- 0.0%
      200,000(g)        Rogers Communications, Inc.,
                         7.50% due 09/01/1999..........  $      174,230
                                                         --------------
                        TOTAL CORPORATE BONDS..........         424,730
                                                         --------------
U.S. TREASURY BILLS -- 5.6%
     77,000,000         U.S. Treasury Bills, 5.16% ++
                         due 04/22/1999 (f)............      76,789,790
                                                         --------------
TOTAL INVESTMENTS (b) -- 100.0%........................  $1,370,115,042
                                                         ==============
OTHER ASSETS, LIABILITIES AND
 LIQUIDATION VALUE OF CUMULATIVE
 PREFERRED STOCK -- (10.1%)............................   (134,667,089)
                                                         --------------
NET ASSETS -- COMMON STOCK
 (106,116,347 common shares outstanding) -- 89.9%......  $1,235,447,953
                                                         --------------
NET ASSETS -- PREFERRED STOCK
(5,400,000 preferred shares outstanding) -- 10.1%......     135,000,000
                                                         --------------
TOTAL NET ASSETS -- 100.0%.............................  $1,370,447,953
                                                         --------------
NET ASSET VALUE PER COMMON SHARE
 ($1,235,447,953 / 106,116,347 shares outstanding)               $11.64
                                                                 ======

FUTURES CONTRACTS -- SHORT POSITION

      NUMBER OF                                            UNREALIZED
      CONTRACTS                                           APPRECIATION
      ---------                                           ------------
      (380)   S&P 500 Index Futures,
               June 1999................................  $   2,391,150
                                                          =============

                         THE GABELLI EQUITY TRUST INC.

                           MARCH 31, 1999 (UNAUDITED)

                                                            UNREALIZED
                                              SETTLEMENT  APPRECIATION/
                                                 DATE     (DEPRECIATION)
                                              ----------  --------------
SCHEDULE OF FORWARD FOREIGN
 EXCHANGE CONTRACTS
FORWARD FOREIGN EXCHANGE CONTRACTS TO DELIVER
      4,608,000(h)      British Pounds in                    $29,229
                         exchange for USD
                         $7,436,250.........   04/15/99
      9,794,862(i)      Hong Kong Dollars in                 ($2,412)
                         exchange for USD
                         $1,262,412.........   05/24/99
                                                             -------
                                                             $26,817
                                                             =======

---------------

(a)       Security fair valued under procedures established
          by the Board of Directors.
(b)       For Federal tax purposes:
            Aggregate cost                        $838,717,785
                                                  ============
            Gross unrealized appreciation         $570,383,467
            Gross unrealized depreciation          (38,986,210)
                                                  ------------
            Net unrealized appreciation           $531,397,257
                                                  ============
(c)       Security exempt from registration under Rule 144A
          of the Securities Act of 1933, as amended. These
          securities may be resold in transactions exempt
          from registration, normally to qualified
          institutional buyers. The market value of these
          securities at March 31, 1999 was $207,814
          representing 0.71% of total net assets.
(d)       At March 31, 1999, 204,000 shares were pledged as
          collateral for futures contracts.
(e)       At March 31, 1999, 100,000 shares were pledged as
          collateral for futures contracts.
(f)       Security was pledged as collateral for futures
          contracts.
(g)       Principal amount denoted in Canadian Dollars.
(h)       Principal amount denoted in British Pounds.
(i)       Principal amount denoted in Hong Kong Dollars.
  +       Non-income producing security.
 ++       Represents annualized yield at date of purchase.
ADR   --  American Depositary Receipt
USD   --  United States Dollar
CAD   --  Canadian Dollar
ORD   --  Ordinary Share
GDR   --  Global Depositary Receipt

                        AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                         The Gabelli Equity Trust Inc.
                    c/o State Street Bank and Trust Company
                                 P.O. Box 8200
                             Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. Beginning June 1, 1999, purchase will be made on or about the 1st and 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS
                         THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  Chairman & Chief Investment Officer,
  Gabelli Funds, Inc.

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President,
  Dollar Dry Dock Savings Bank

James P. Conn
  Former Managing Director and Chief Investment
  Officer, Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.
  President and Chief Executive Officer,
  American Gaming Association

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman
  The Bethlehem Corp.

OFFICERS

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

STOCK EXCHANGE LISTING

                         Common        7.25% Preferred
                         ------        ---------------
NYSE-Symbol:               GAB            GAB Pr
Shares Outstanding:     106,116,347      5,400,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.

THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY 10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM





                                                            FIRST-QUARTER REPORT
                                                               MARCH 31, 1999





                                                                       GAB 03/99